Exhibit 21.1

Subsidiaries of The AES Corporations (1)

Company Name	Where incorporated

Administradora de Servicios Comerciales Ltda. de C.V.	El Salvador
AEE2, L.L.C.	Delaware
AES (India) Private Limited	India
AES (NI) Limited	Northern Ireland
AES Abigail S.a.r.l.	Luxembourg
AES Agcert Holdings, LLC	Delaware
AES Aggregate Services, Ltd.	Cayman Islands
AES Agriverde (Poland) Sp Zoo	Poland
AES Agriverde Holdings BV	Netherlands
AES AgriVerde Limited	Bermuda
AES AgriVerde Services (Malaysia) Sdn Bhd	Malaysia

AES AgriVerde Services (RUS) Limited Liability Company	Russia
AES Agriverde Services (Ukraine) LLC	Ukraine
AES AgriVerde Services (US), L.L.C.	Delaware
AES Alamitos Development, Inc.	Delaware
AES Alamitos, L.L.C.	Delaware
AES Alicura Holdings S.C.A	Argentina
AES Alicura S.A.	Argentina
AES Americas International Holdings, Limited	Bermuda
AES Americas Participacoes Ltda.	Brazil
AES Americas, Inc.	Delaware
AES Amsterdam Holdings B.V.	The Netherlands
AES Andes Energy, Inc.	Delaware
AES Andes, Inc.	Delaware

AES Andres BV	The Netherlands
AES Angel Falls, L.L.C.	Delaware
AES Anhui Power Co. Ltd.	British Virgin Islands
AES Anhui Power Company (L) Ltd.	Malaysia
AES APEC Cayman Holding I, LTD	Cayman Islands
AES APEC Cayman Holding II, LTD	Cayman Islands
AES APEC Holdings, L.L.C.	Delaware
AES Appalachia, L.L.C.	Delaware
AES Aramtermelo Holdings B.V.	The Netherlands
AES Argentina Investments, Ltd.	Cayman Islands
AES Argentina Operations, Ltd.	Cayman Islands
AES Argentina, Inc.	Delaware
AES Armenia Mountain Wind, LLC	Delaware

AES Asociados S.A.	Argentina
AES Atlantic, Inc.	Delaware
AES Atlantis, Inc.	Delaware
AES Aurora Holdings, Inc.	Delaware
AES Aurora, Inc.	Delaware
AES Australia Retail II, Inc.	Delaware
AES Australia Retail, Inc.	Delaware
AES Bainbridge Holdings, LLC	Delaware
AES Bainbridge, LLC	Delaware
AES Baja Norte I, Inc.	Delaware
AES Baja Norte II, Inc.	Delaware

AES Baltic Holdings BV	The Netherlands
AES Bandeirante Empreendimentos Ltda	Brazil
AES Bandeirante, Ltd.	Cayman Islands
AES Barka Holdings (Cayman), Ltd.	Cayman Islands
AES Barka Holdings Limited	United Kingdom
AES Barka Partner (Cayman) Ltd.	Cayman Islands
AES Barka Services 1 (Cayman) Ltd.	Cayman Islands
AES Barka Services 1 (Mauritius) Ltd.	Mauritius
AES Barka Services 2 (Cayman) Ltd.	Cayman Islands
AES Barka Services 2 (Mauritius) Ltd.	Mauritius
AES Barka Services, Inc.	Delaware
AES Barry Limited	United Kingdom

AES Barry Operations Ltd.	United Kingdom
AES Barton Mining, LLC	Delaware
AES Battery Rock Holdings LNG, LLC	Delaware
AES Battery Rock LNG, LLC	Delaware
AES Beauvior BV	The Netherlands
AES Beaver Valley, L.L.C.	Delaware
AES Belfast West Power Limited	Northern Ireland
AES Bella Vista, L.L.C.	Delaware
AES Big Cedar Holdings, LLC	Delaware
AES Biofuels Holdings, LLC	Delaware
AES Big Sky, L.L.C.	Delaware
AES Blue Tech Holdings, LLC	Delaware
AES Blue Tech Unit I, LLC	Delaware
AES Binhai Gas, Ltd.	Cayman Islands

AES Black Sea Holdings B.V.	The Netherlands
AES Bohemia SRO	Czech Republic
AES Bolivia Holdings B.V.	The Netherlands
AES Bolivia Holdings, Ltd.	Cayman Islands
AES Borsod CFB Kft	Hungary
AES Borsod Energetic Ltd.	Hungary
AES Borsod Holdings Limited	United Kingdom
AES Brasil Energia, Inc.	Delaware
AES Brasil Ltda	Brazil
AES Brazil International Holdings, Limited	Bermuda
AES Brazil, Inc.	Delaware
AES Brazilian Holdings, Ltd.	Cayman Islands
AES Bridge I, Ltd.	Cayman Islands

AES Bridge II, Ltd.	Cayman Islands
AES Bulgaria B.V.	The Netherlands
AES Bulgaria Holdings BV	The Netherlands
AES Bussum Holdings BV	The Netherlands
AES Bytservice LLP	Kazakhstan
AES BV Operations, L.L.C.	Delaware
AES BVI Holdings I, Inc.	Delaware
AES BVI Holdings II, Inc.	Delaware
AES CAESS Distribution, Inc.	Delaware
AES Cambridge Investments, LLC	Delaware
AES Calgary ULC	Canada

AES Calgary, Inc.	Delaware
AES California Management Co., Inc.	Delaware
AES Cameroon Holdings S.A.	Cameroon
AES Canada Wind, LLC	Delaware
AES Canada, Inc.	Delaware
AES Canal Power Services, Inc.	Delaware
AES Caracoles I	Cayman Islands
AES Caracoles II	Cayman Islands
AES Caracoles III L.P.	Cayman Islands
AES Caracoles SRL	Argentina
AES Carbon Exchange, Ltd.	Bermuda

AES Carbon Holdings, Ltd.	British Virgin Islands
AES Caribbean Finance Holdings, Inc.	Delaware
AES Caribbean Investment Holdings, Ltd.	Cayman Islands
AES Carolina Wind, LLC	Delaware
AES Carly S.a.r.l.	Luxembourg
AES Cartagena Operations, S.L	Spain
AES Cartegena Holdings BV	The Netherlands
AES Cayman Guaiba, Ltd.	Cayman Islands
AES Cayman I	Cayman Islands
AES Cayman II	Cayman Islands
AES Cayman Islands Holdings, Ltd.	Cayman Islands
AES Cayman Pampas, Ltd.	Cayman Islands

AES Cayuga, L.L.C.	Delaware
AES CC&T Holdings LLC	Delaware
AES CC&T International, Ltd.	British Virgin Islands
AES Cemig Empreendimentos II, Ltd.	Cayman Islands
AES Cemig Empreendimentos, Inc.	Cayman Islands
AES Cemig Holdings, Inc.	Delaware
AES Central America Electric Light, Ltd.	Cayman Islands
AES Central American Holdings, Inc.	Delaware
AES Central American Investment Holdings, Ltd.	Cayman Islands
AES Central American Management Services, Inc.	Delaware
AES Central Asia Holdings BV	The Netherlands

AES Central Valley, L.L.C.	Delaware
AES Ceprano Energia SRL	Italy
AES Chaparron I, Ltd	Cayman Islands
AES Chaparron II, Ltd	Cayman Islands
AES Chengdu Power Company (L) Ltd.	Malaysia
AES Cherry Flats Wind, LLC	Delaware
AES Chesapeake, Inc.	Delaware
AES Chhatissgarh Energy Private Limited	India
AES Chieftain, L.L.C.	Delaware
AES Chigen Company, Ltd.	British Virgin Islands
AES Chigen Holding Company (L) Ltd.	Malaysia
AES Chigen Holdings, Ltd.	Cayman Islands
AES China Co.	Cayman Islands

AES China Corp.	Cayman Islands
AES China Gas Investment, Ltd.	Cayman Islands
AES China Generating Co. Ltd.	Bermuda
AES China Holding Company (L) Ltd.	Malaysia
AES China Power Corporation	Cayman Islands
AES China Power Holding Company (L) Ltd.	Malaysia
AES Chivor & Cia S.C.A. E.S.P.	Colombia
AES Chivor S.A.	Columbia
AES CLESA, Y Compania Sociedad en Comandita de C.V.	San Salvador
AES Climate Change (Asia) Limited	Hong Kong
AES Climate, Change & Technology Development Holdings, LLC	Delaware
AES Coal LLP	Kazakhstan

AES Colombia I, Inc.	Delaware
AES COLOMBIA S.A.	Colombia
AES Columbia Holdings B.V.	The Netherlands
AES Columbia Power, LLC	Delaware
AES Communications Bolivia S.A.	Bolivia
AES Communications Latin America, Inc.	Delaware
AES Communications Rio de Janeiro SA.	Brazil
AES Communications, Ltd.	Cayman Islands
AES Connecticut Management, L.L.C.	Delaware
AES Coral Reef, LLC	Cayman Islands
AES Coral, Inc.	Delaware
AES Costa Rica Holdings, Ltd.	Cayman Islands

AES Creative Resources, L.P.	Delaware
AES Deepwater, Inc.	Delaware
AES Denmark GP Holding I Aps	Denmark
AES Denmark GP Holding II ApS	Denmark
AES Desert Power, L.L.C.	Delaware
AES Development de Argentina S.A.	Argentina
AES Devin ULC	Ireland
AES Disaster Relief Fund	Virginia
AES Distribuidores Salvadorenos Limitada	San Salvador
AES Distribuidores Salvadorenos Y Campania	San Salvador
AES Dordrecht Holdings BV	The Netherlands
AES DR Holdings, Ltd.	Cayman Islands
AES DR Services, Ltd.	Cayman Islands

AES Drax Energy II Limited	United Kingdom
AES Drax Financing, Inc.	Delaware
AES Drax IBC Limited	Guernsey
AES Drax Power Finance Holdings Limited	United Kingdom
AES Eamon Theadore Holding, Inc.	Delaware
AES East Usk Limited	United Kingdom
AES Eastern Energy, L.P.	Delaware
AES Eastern Wind, L.L.C.	Delaware
AES Ebute Holdings, Ltd.	Cayman Islands
AES Ecotek Corporation	Delaware
AES Ecotek Europe Holdings B.V.	The Netherlands
AES Ecotek Holdings, L.L.C.	Delaware
AES Ecotek International Holdings, Inc.	Cayman Islands

AES EDC Funding II, L.L.C.	Delaware
AES EDC Holding II, Inc.	Delaware
AES EDC Holding, L.L.C.	Delaware
AES Edeersa, Ltd.	Cayman Islands
AES Edelap Funding Corporation, L.L.C.	Delaware
AES EEO Distribution, Inc.	Delaware
AES Ekibastuz Holdings BV	The Netherlands
AES Ekibastuz LLP	Kazakhstan
AES El Faro Electric Light, Ltd.	Cayman Islands
AES El Faro Generating, Ltd.	Cayman Islands
AES El Faro Generation, Inc.	Delaware
AES El Salvador Distribution Ventures, Ltd.	Cayman Islands
AES El Salvador Electric Light, Ltd.	Cayman Islands

AES El Salvador, Ltd.	Cayman Islands
AES Electric Ltd.	United Kingdom
AES Electroinversora Espana S.L.	Spain
AES Eletrolight, Ltd.	Cayman Islands
AES Elpa S.A.	Brazil
AES Elsta BV	The Netherlands
AES Empresa Electrica de El Salvador Limitada de Capital Variable	El Salvador
AES Endeavor, Inc.	Delaware
AES Enercom S.R.L.	Argentina
AES Energia Cartagena, S.R.L.	Spain
AES Energia I, Ltd.	Cayman Islands
AES Energia II, Ltd.	Cayman Islands

AES Energia Ltda	Brazil
AES Energia SRL	Italy
AES Energoline LLC	Ukraine
AES Energy and Natural Resources, L.L.C.	Delaware
AES Energy Developments (Pty) Ltd.	Spain
AES Energy Developments, S.L.	Spain
AES Energy Ltd.	United Kingdom
AES Energy Mexico, Inc.	Delaware
AES Energy Services Inc.	Ontario
AES Energy Storage, LLC	Delaware
AES Energy, Ltd.	Bermuda
AES Energyfit Holdings, LLC	Delaware
AES Enerji Limited Sirketi	Turkey

AES Engineering, Ltd.	Cayman Islands
AES Esti Panama Holding, Ltd.	Cayman Islands
AES Europe S.A.R.L.	France
AES European Holdings BV	The Netherlands
AES Fifoots Point Limited	United Kingdom
AES Fifoots Point Operations Limited	United Kingdom
AES Finance and Development, Inc.	Delaware
AES Florestal Ltda.	Brazil
AES Forca Empreendimentos Ltda	Brazil
AES Forca II, Ltd.	Cayman Islands
AES Forca, Ltd.	Cayman Islands
AES Frontier Development, Inc.	Delaware

AES Frontier Limited	United Kingdom
AES Gas Supply & Distribution Ltd.	Cayman Islands
AES Gasification Project Holdings, LLC	Delaware
AES GEH Holdings, L.L.C.	Delaware
AES GEH, Inc.	Delaware
AES GEI, L.L.C.	Delaware
AES Gener S.A.	Chile
AES Generation Holdings, LLC	Delaware
AES GEO Energy OOD	Bulgaria
AES GHG US Management Holdings, LLC	Delaware
AES GITIC Power Development Company Ltd.
AES Global African Power (Proprietary) Limited	Republic of South Africa
AES Global Insurance Company	Vermont
AES Global Power Holdings B.V.	The Netherlands

AES GPH Holdings, Inc.	Delaware
AES Granbury Management Services, L.L.C.	Delaware
AES Granbury Operations, L.L.C.	Delaware
AES Granbury, L.L.C.	Delaware
AES Grand Dominicana, Ltd.	Cayman Islands
AES Grand Itabo, Ltd.	Cayman Islands
AES Great Britain Holdings B.V.	The Netherlands
AES Great Britain Limited	United Kingdom
AES Great Plains, Inc.	Delaware
AES Green River Holdings, LLC	Delaware
AES Green River, LLC	Delaware

AES Greenidge, L.L.C.	Delaware
AES GT Holding Pty Ltd	Australia
AES Guaiba II Empreendimentos Ltda	Brazil
AES Guayama Holdings BV	The Netherlands
AES Hawaii Management Company, Inc.	Delaware
AES Hawaii, Inc.	Delaware
AES Headwaters Wind, LLC	Delaware
AES Hickling, L.L.C.	Delaware
AES Highgrove Holdings, L.L.C.	Delaware
AES Highgrove, L.L.C.	Delaware
AES Hispanola Holdings BV	The Netherlands
AES Hispanola Holdings II BV	The Netherlands
AES Holdings Brasil Ltda.	Brazil

AES Honduras Generacion, Sociedad en Comandita por Acciones de Capital Variable	Honduras
AES Honduras Generation Ventures, Ltd.	Cayman Islands
AES Honduras Holdings, Ltd.	Cayman Islands
AES Horizons Holdings BV	The Netherlands
AES Horizons Investments	United Kingdom
AES Horizons Ltd.	United Kingdom
AES Hungary Investments Limited Liability Company	Hungary
AES Huntington Beach Development II, L.L.C.	Delaware
AES Huntington Beach Development, L.LC.	Delaware
AES Huntington Beach, L.L.C.	Delaware
AES IB Valley Corporation	India
AES IHB Cayman, Ltd.	Cayman Islands

AES India, L.L.C.	Delaware
AES Indian Queens Holdings Limited	United Kingdom
AES Indiana Holdings, L.L.C.	Delaware
AES Indonesia Holdings B.V.	The Netherlands
AES Indus (Private) Limited	India
AES Infoenergy II Empreendimentos LTDA	Brazil
AES Infoenergy Ltda.	Brazil
AES Intercon II, Ltd.	Cayman Islands
AES Intercon, Ltd.	Cayman Islands
AES Interenergy, Ltd.	Cayman Islands
AES International Holdings II, Ltd.	British Virgin Islands
AES International Holdings III, Ltd.	British Virgin Islands
AES International Holdings, Ltd.	British Virgin Islands

AES Ironwood, Inc.	Delaware
AES Ironwood, L.L.C.	Delaware
AES Isabella Holdings, Inc.	Delaware
AES Isthmus Energy, S.A.	Panama
AES Italia S.r.l	Italy
AES Jakarta Holdings, B.V.	The Netherlands
AES Jennison, L.L.C.	Delaware
AES Jordan Holdco, Ltd.	Cayman Islands
AES Jordan IMCO, Ltd.	Cayman Islands
AES Jordan PSC	Jordan
AES Juramento SA	Argentina
AES K2 Limited	United Kingdom
AES Kalaeloa Venture, L.L.C.	Delaware
AES Kansas Wind, LLC	Delaware

AES Kazakhstan Holdings BV	The Netherlands
AES Kazelectro N.V.	The Netherlands
AES Kelanitissa (Private) Limited	Sri Lanka
AES Kelanitissa Services, Ltd.	Cayman Islands
AES Keystone Wind, L.L.C.	Delaware
AES Keystone, L.L.C.	Delaware
AES Khanya (Propriety) Limited	Republic of South Africa
AES Kilroot Generating Limited	Ireland
AES Kilroot Power Limited	Northern Ireland
AES King Harbor, Inc.	Delaware
AES Kingston Holdings B.V.	The Netherlands
AES Korea, Inc.	Delaware
AES Kribi Holdings BV	The Netherlands

AES Lake Worth Holdings, L.L.C.	Delaware
AES Lal Pir (Pvt) Ltd.	Pakistan
AES Lal Pir (UK) Ltd.	United Kingdom
AES Landfill Carbon, Ltd.	British Virgin Islands
AES LATAM Energy Development Ltd.	Cayman Islands
AES Latin American Development, Ltd.	Cayman Islands
AES LNG Holding II, Ltd.	Cayman Islands
AES LNG Holding III, Ltd.	Cayman Islands
AES LNG Holding IV, Ltd.	Cayman Islands
AES LNG Holding, Ltd.	Cayman Islands
AES LNG Marketing, L.L.C.	Delaware
AES Londonderry Holdings, L.L.C.	Delaware

AES Loyalist ULC	Canada
AES LTC Transition, L.L.C.	Delaware
AES Maastricht Holdings B.V.	The Netherlands
AES Maikuben LLP	Kazakhstan
AES Maritza East 1 Ltd.	Bulgaria
AES Maritza East 1 Services Ltd.	Bulgaria
AES Maritza East 1 Services Ltd.	Cyprus
AES Mathew, Inc.	Delaware
AES Mayan Holdings, S. de R.L. de C.V.	Mexico
AES Medway Electric Limited	United Kingdom
AES Mendota Holdings, Inc.	Delaware
AES Merida B.V.	The Netherlands

AES Merida III, S. de R.L. de C.V.	Mexico
AES Merida Management Services, S. de R.L. de C.V.	Mexico
AES Merida Operaciones SRL de CV	Mexico
AES Mesa Wind Generation, LLC	Delaware
AES Mexico Development, S. de R.L. de C.V.	Mexico
AES Mexico Farms, L.L.C.	Delaware
AES Microplanet Holdings, LLC	Delaware
AES MicroPlanet, Ltd.	British Virgin Islands
AES Mid East Holdings 2, Ltd.	Cayman Islands
AES Mid-Atlantic LNG Marketing, LLC	Delaware
AES Mid-Atlantic Wind, L.L.C.	Delaware
AES Mid-West Holdings, L.L.C.	Delaware
AES Mid-West Wind, L.L.C.	Delaware
AES Middelzee Holding B.V.	The Netherlands

AES Middle East Holdco Ltd.	Cayman Islands
AES Minas PCH Ltda	Brazil
AES Mineral Ltda.	Brazil
AES Mitchell, Inc.	Delaware
AES Mohave Holdings, L.L.C.	Delaware
AES Mohave, L.L.C.	Delaware
AES Monroe Holdings B.V.	The Netherlands
AES Mont Blanc Holdings B.V.	The Netherlands
AES Mount Vernon B.V.	The Netherlands
AES Mt. Tom Holdings, L.L.C.	Delaware

AES Mt. Tom, L.L.C.	Delaware
AES NA Central, L.L.C.	Delaware
AES Netherlands Holdings B.V.	The Netherlands
AES Network	Cayman Islands
AES Network Communications, SCS	Venezuela
AES New Hampshire Biomass, Inc.	New Hampshire
AES New York Capital, L.L.C.	Delaware
AES New York Equity, LLC	Delaware
AES New York Funding, L.L.C.	Delaware
AES New York Holdings, L.L.C.	Delaware
AES New York Renewable Energy Co., L.L.C.	Delaware
AES New York Surety, L.L.C.	Delaware
AES New York Wind, L.L.C.	Delaware
AES Nigeria Barge Limited	Nigeria

AES Nigeria Barge Operations Holdings I	Cayman Islands
AES Nigeria Barge Operations Holdings II	Cayman Islands
AES Nigeria Barge Operations Limited	Nigeria
AES Nigeria Holdings, Ltd.	Cayman Islands
AES Nile Power Holdings Ltd.	Guernsey
AES Nile Power Ltd.	Uganda
AES Normandy Holdings B.V.	The Netherlands
AES Northern Sea Holdings B.V.	The Netherlands
AES NY, L.L.C.	Delaware
AES NY2, L.L.C.	Delaware
AES NY3, L.L.C.	Delaware
AES Oasis Energy, Inc.	Delaware

AES Oasis Finco, Inc.	Delaware
AES Oasis Holdco (Cayman) Ltd.	Cayman Islands
AES Oasis Holdco, Inc.	Delaware
AES Oasis Ltd.	Cayman Islands
AES Oasis Private Ltd.	Singapore
AES Ocean Cay, Ltd.	Nevada
AES Ocean Express LLC	Delaware
AES Ocean Link, LLC	Delaware
AES Ocean LNG, Ltd.	Bahamas
AES Ocean Power, Ltd.	Delaware
AES Ocean Springs Trust Deed	Cayman Islands
AES Ocean Springs, Ltd.	Cayman Islands
AES Odyssey, L.L.C.	Delaware
AES Oklahoma Holdings, L.L.C.	Delaware

AES Oklahoma Management Co., LLC	Delaware
AES Oman Holdings, Ltd.	Cayman Islands
AES Ontario Holdings 1 BV	The Netherlands
AES Ontario Holdings 2 BV	The Netherlands
AES Operadora S.A	Argentina
AES OPGC Holding	Mauritius
AES Orient, Inc.	Delaware
AES Orissa Distribution Private Limited	India
AES Ottana Energia S.r.l.	Spain
AES Pacific Ocean Holdings BV	The Netherlands
AES Pacific, Inc.	Delaware
AES Pacific, L.L.C.	Delaware
AES Pak Gen (Pvt) Co.	Pakistan
AES Pak Gen (UK) Ltd.	United Kingdom
AES Pak Gen Holdings, Inc.	Mauritius
AES Pak Holdings, Ltd.	British Virgin Islands

AES Pakistan (Holdings) Limited	United Kingdom
AES Pakistan (Pvt) Ltd.	Pakistan
AES Pakistan Holdco Ltd.	Cayman Islands
AES Pakistan Holdings	Mauritius
AES Pakistan Holdings (Cayman) Ltd.	Cayman Islands
AES Pakistan Operations, Ltd.	Delaware
AES Pakistan Power Holdings Ltd.	Cayman Islands
AES Panama Energy, S.A.	Panama
AES Panama Holding, Ltd.	Cayman Islands
AES Panama Hydro Holdings, Ltd.	Cayman Islands
AES Panama, S.A.	Panama
AES Parana Gas S.A.	Argentina

AES Parana Generation Holdings, Ltd.	Cayman Islands
AES Parana Holdings, Ltd.	Cayman Islands
AES Parana I Limited Partnership	Cayman Islands
AES Parana IHC, Ltd.	Cayman Islands
AES Parana II Limited Partnership	Cayman Islands
AES Parana Operations S.R.L.	Argentina
AES Parana Propiedades S.A	Argentina
AES Parana S.C.A.	Argentina
AES Pasadena, Inc.	Delaware
AES Penobscot Mountain, LLC	Delaware
AES Peru S.R.L.	Peru
AES Philippine Holdings BV	The Netherlands

AES PJM Wind, LLC	Delaware
AES Placerita, Incorporated	Delaware
AES Platense Investments Uruguay S.C.A.	Uruguay
AES Power Holding II, Ltd.	Cayman Islands
AES Power Holding III, Ltd.	Cayman Islands
AES Power Holding, Ltd.	Cayman Islands
AES Power One Pty Ltd.	Australia
AES Power, Inc.	Delaware
AES Prachinburi Holdings B.V.	The Netherlands
AES Prescott, L.L.C.	Delaware
AES Proyectos Electricos, S. de R.L.DE C.V.	Mexico
AES Puerto Rico Services, Inc.	Delaware
AES Puerto Rico, Inc.	Delaware

AES Puerto Rico, L.P.	Delaware
AES Pumped Storage Arkansas, L.L.C.	Delaware
AES Qatar Holdings Ltd.	Cayman Islands
AES Rail Holdings, L.L.C.	Delaware
AES Ras Laffan Holdings Ltd.	Cayman Islands
AES Ras Laffan Operating Company WLL	Qatar
AES Ras Laffan Services I, Ltd.	Cayman Islands
AES Ras Laffan Services II, Ltd.	Cayman Islands
AES Ras Laffan Services JV	Qatar
AES Red Oak Urban Renewal Corporation	New Jersey
AES Red Oak, Inc.	Delaware

AES Red Oak, L.L.C.	Delaware
AES Redondo Beach, L.L.C.	Delaware
AES Rio Diamante, Inc.	Delaware
AES Rio PCH Ltda.	Brazil
AES River Mountain, LP	Delaware
AES Riverside Holdings, LLC	Delaware
AES Romenergia SRL	Romania
AES Saint Petersburg Holdings B.V.	Delaware
AES San Nicolas Holding Espana, S.L.	Spain
AES San Nicolas, Inc.	Delaware
AES Santa Ana, Ltd.	Cayman Islands
AES Santa Branca II, Ltd.	Cayman Islands

AES Santa Branca, Ltd.	Cayman Islands
AES Sao Paulo, Inc.	Delaware
AES Sayreville, L.L.C.	Delaware
AES SeaWest, Inc.	California
AES Services, Inc.	Delaware
AES Services, Ltd.	Cayman Islands
AES Servicios America S.R. L.	Argentina
AES Servicios Electricos Limitada de Capital Variable	El Salvador
AES Servicios Electricos Y Compania Sociedad en Comandita de Capital Variable	El Salvador
AES Servicios Electricos, S. de R.L. de C.V.	Mexico
AES Shady Point 2, LLC	Delaware

AES Shady Point, LLC	Delaware
AES Shangyi Hong Kong Co., Limited	Hong Kong
AES Shannon Holdings BV	The Netherlands
AES Shigis Energy LLP	Kazakhstan
AES Shulbinsk GES LLP	Kazakhstan
AES Silk Road Cayman Ltd.	Cayman Islands
AES Silk Road Energy LLC	Russia
AES Silk Road Financing Ltd.	Cayman Islands
AES Silk Road Trading BV	The Netherlands
AES Silk Road, Inc.	Delaware
AES Sirocco Holdings BV	The Netherlands
AES Sirocco Limited	United Kingdom

AES Solutions, LLC	Delaware
AES Somanga Limited	Jersey Channel Islands
AES Somerset 2 Holdings, LLC	Delaware
AES Somerset 2, LLC	Delaware
AES Somerset, L.L.C.	Delaware
AES SONEL S.A.	Cameroon
AES Sosa, L.L.C.	Delaware
AES South American Holdings, Ltd.	Cayman Islands
AES South City, L.L.C.	Delaware
AES South Point, Ltd.	Cayman Islands
AES Southern Europe Holdings B.V.	The Netherlands

AES Southland Funding, L.L.C.	Delaware
AES Southland Holdings, L.L.C.	Delaware
AES Southland, L.L.C.	Delaware
AES Spanish Holdings, S.R.L.	Spain
AES Sparrows Point Holdings, LLC	Delaware
AES Sparrows Point LNG, LLC	Delaware
AES Stonehaven Holding, Inc.	Delaware
AES Sul Distribuidora Gaucha de Energia S.A.	Brazil
AES Sul, L.L.C.	Delaware
AES Summit Generation Ltd.	United Kingdom
AES Suntree Power Ltd.	Ireland
AES Swiss Lake Holdings B.V.	The Netherlands

AES Tanzania Holdings, Ltd.	Cayman Islands
AES Tanzania Limited	Cayman Islands
AES Teal Holding, Inc.	Delaware
AES Technical Services FZE	United Arab Emirates
AES Technologies Holdings, LLC	Delaware
AES Technology Holdings, LLC	Delaware
AES Technology Research, LLC	Delaware
AES TEG/TEP Holdings B.V.	The Netherlands
AES Tehachapi Wind, LLC	Delaware
AES Telecom Americas, Inc.	Delaware
AES Telecomunicaciones Salvadorenas	El Salvador

AES Termo Bariri Ltda.	Brazil
AES Termosul Empreendimentos Ltda	Brazil
AES Termosul I, Ltd.	Cayman Islands
AES Termosul II, Ltd.	Cayman Islands
AES Terneuzen Management Services BV	The Netherlands
AES Texas Funding III, L.L.C.	Delaware
AES Texas Wind Holdings, LLC	Delaware
AES TH II, Ltd.	Cayman Islands
AES Thames, L.L.C.	Delaware
AES Thomas Holdings BV	The Netherlands
AES Tian Fu Power Company (L) Ltd.	Malaysia

AES Tian Fu Power Company Ltd.	British Virgin Islands
AES Tiete Holdings, Ltd.	Cayman Islands
AES Tiete Participacoes SA.	Brazil
AES Tiete S.A.	Brazil
AES Tisza Holdings BV	The Netherlands
AES Tower Hill Wind, LLC	Delaware
AES Trade I, Ltd.	Cayman Islands
AES Trade II, Ltd.	Cayman Islands
AES Trading Ltda.	Brazil
AES Transatlantic Holdings B.V.	The Netherlands
AES Trans-Elect Holdings, L.L.C.	Delaware

AES Trans-Elect Texas, LLC	Delaware
AES Transgas I, Ltd.	Cayman Islands
AES Transgas II, Ltd.	Cayman Islands
AES Transgas, LLC	Delaware
AES Transmisores Salvadorenos Y Compania, Sociedad en Comandita de Capital Variable	El Salvador
AES Transmisores Salvadorenos, Ltda. de C.V.	El Salvador
AES Transportation Services, L.L.C.	Delaware
AES Transpower Australia Pty Ltd.	Australia
AES Transpower Private Ltd.	Singapore
AES Transpower, Inc.	Mauritius
AES Transpower, Inc.	Delaware
AES Treasure Cove, Ltd.	Cayman Islands

AES Trust I	Delaware
AES Trust II	Delaware
AES Trust III	Delaware
AES Trust IV	Delaware
AES Trust V	Delaware
AES Trust VII	Delaware
AES Trust VIII	Delaware
AES Turbine Equipment, Inc.	Delaware
AES U&K Holdings B.V.	The Netherlands
AES UCH Holdings (Cayman) Ltd.	Cayman Islands
AES UCH Holdings, Ltd.	Cayman Islands

AES UK Datacenter Services Limited	United Kingdom
AES UK Holdings Limited	United Kingdom
AES UK Power Financing II Ltd	United Kingdom
AES UK Power Financing Limited	United Kingdom
AES UK Power Holdings Limited	United Kingdom
AES UK Power Limited	United Kingdom
AES UK Power, L.L.C.	Delaware
AES Union de Negocios, S.A. de C.V.	El Salvador
AES Uruguaiana Empreedimentos S.A.	Brazil
AES Uruguaiana, Inc.	Cayman Islands
AES US Wind Development, L.L.C.	Delaware
AES Ust-Kamenogorsk GES LLP	Kazakhstan
AES Ust-Kamenogorsk TETS LLP	Kazakhstan

AES Venezuela Finance Ltd.	United Kingdom
AES VFL Holdings, L.L.C.	Delaware
AES Vostok LLP	Kazakhstan
AES Warrior Run Funding, L.L.C.	Delaware
AES Warrior Run, L.L.C.	Delaware
AES Washington Holdings BV	The Netherlands
AES Western Maryland Management, L.L.C.	Delaware
AES Western Power Holdings, L.L.C.	Delaware
AES Western Power, L.L.C.	Delaware
AES Western Wind, L.L.C.	Delaware
AES Westover, L.L.C.	Delaware
AES White Cliffs B.V.	The Netherlands
AES William Holding II, Inc.	Delaware

AES William Holding, Inc.	Delaware
AES Wilson Creek Wind, LLC	Delaware
AES Wind, L.L.C.	Delaware
AES WR Limited Partnership	Delaware
AES XLTG, LLC	Delaware
AES Yangchun Power Co. Ltd.	British Virgin Islands
AES Yucatan, S. de R.L. de C.V.	Mexico
AES ZEG Holdings B.V.	The Netherlands
AES Zephyr 2, LLC	Delaware
AES Zephyr 3, LLC	Delaware
AES Zephyr 4, L.L.C.	Delaware
AES Zephyr 5, LLC	Delaware
AES Zephyr 6, LLC	Delaware

AES Zephyr, Inc.	Delaware
AES-3C Maritza East 1 Ltd.	Bulgaria
AES-3C Maritza East 1 Ltd.	Cyprus
AES-3C Maritza East I Services, Ltd	Cyprus
AES-Acciona Energy NY, LLC	Delaware
AESCom Sul Ltda.	Brazil
AESEBA S.A.	Argentina
AESEBA Trust Deed	Cayman Islands
AESWapiti Energy Corporation	British Columbia
Alstom Power Investment Projects II Limited	United Kingdom
Alstom Power Investments Projects B.V.	The Netherlands
Alstom Power Tamuin Holdings B.V.	The Netherlands
Alstom Power Tamuin II Holdings Limited	United Kingdom

Alstom Tamuin Investments II S. de R.L. de C.V.	Mexico
Altai Power Limited Liability Partnership	Kazakhstan
Anhui Liyuan - AES Power Co., Ltd.	Hong Kong
Asociados de Electrididad S.A.	Argentina
Atlantic Basin Services, Ltd.	Cayman Islands
B.A. Renewable S.R.L.	Argentina
B.A. Services S.R.L.	Argentina
B.A. Trading S.R.L.	Argentina
Buffalo Gap Holdings 2, LLC	Delaware
Buffalo Gap Holdings 3, L.L.C.	Delaware
Buffalo Gap Holdings 4, L.L.C.	Delaware
Buffalo Gap Holdings 5, LLC	Delaware
Buffalo Gap Holdings 6, LLC	Delaware

Buffalo Gap Holdings, LLC	Delaware
Buffalo Gap Wind Farm 2, LLC	Delaware
Buffalo Gap Wind Farm 3, L.L.C.	Delaware
Buffalo Gap Wind Farm 4, L.L.C.	Delaware
Buffalo Gap Wind Farm 5, LLC	Delaware
Buffalo Gap Wind Farm 6, LLC	Delaware
Buffalo Gap Wind Farm, LLC	Delaware
Camille Trust	Cayman Islands
Camille, Ltd.	Cayman Islands
Caprock Canyon Winds, LLC	Delaware
Cavanal Minerals, LLC	Delaware

Cayman Energy Traders	Cayman Islands
CCS Telecarrier	Cayman Islands
CIA.TRANSMISORA DEL NORTE CHICO S.A.	Chile
Central Dique, S.A.	Argentina
Central Electricity Supply Company of Orissa Limited	India
Central Valley Fuels Management, Inc.	Delaware
Chengdu AES Kaihua Gas Turbine Power Co. Ltd.	China
Chongqing Nanchuan Aixi Power Company Limited	China
CJSC AES Rivneenergo	Ukraine
Cloghan Limited	Northern Ireland
Cloghan Point Holdings Limited	Northern Ireland

CMS Generation San Nicolas Company	Michigan
Coal Creek Minerals, LLC	Delaware
Coastal Itabo, Ltd.	Cayman Islands
Coastal Power Dominicana Generation, Ltd.	Cayman Islands
Coastal Power Guatemala, Ltd.	Cayman Islands
Compagnia Energetica de Minas Gerais	Brazil
Compania de Alumbrado Eletrico de San Salvador, S.A. DE C.V.	El Salvador
Compania de Inversiones en Electricidad, S.A.	Argentina
Condon Wind Power, LLC	Delaware
Crowne Investments, LLC	Delaware

Dagget Ridge Wind Farm, LLC	Delaware
Distribuidora Electrica de Usulutan, Sociedad Anonima de Capital Variable	El Salvador
DOC Dominicana, S.A.	Dominican Republic
Dominican Power Partners	Cayman Islands
Dornoch Capital Management, L.L.C.	Delaware
DostykEnergo Limited Liability Partnership	Kazakhstan
Eagle Ridge Minerals Holdings, LLC	Delaware
Eagle Ridge Minerals, LLC	Delaware
Eastern Kazakhstan Regional Electricity Company Joint Stock Company	Kazakhstan
Ecotek Newco Corporation	Delaware
Eden Village Produce Limited	Northern Ireland

El Salvador Energy Holdings	Cayman Islands
Electric Power Holdings C.V.	The Netherlands
Electric Power Holdings VOF	The Netherlands
Eletroger Ltda.	Brazil
Eletronet, S.A.	Brazil
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	Brazil
Eletropaulo Telecomunicacoes Ltda.	Brazil
Elsta BV & Co. CV	The Netherlands
EMD Ventures BV	The Netherlands
Emerging Energy Investments & Holdings B.V.	The Netherlands

Empresa de Infovias, S.A.	Brazil
Empresa Distribuidora de Energia Norte S.A.	Argentina
Empresa Distribuidora de Energia Sur S.A.	Argentina
Empresa Distribuidora La Plata, S.A.	Argentina
Empresa Electrica de Oriente, S.A. de C.V.	El Salvador
Empresa Electrica Guacolda S.A.	Chile
Empresa Electrica Ventanas S.A.	Chile
Empresa Generadora De Electricidad Itabo, S.A.	Dominican Republic
Energen S.A.	Argentina
Energia Verde S.A.	Chile
Energia y Servicios de El Salvador, S.A. De C.V.	El Salvador
Energocompany LLP	Kazakhstan
Ethiope Power Limited	Nigeria
Foote Creek V, LLC	Delaware

Gasoducto GasAndes Argentina S.A.	Argentina
Gasoducto GasAndes S.A.	Chile
Gener Argentina S.A.	Argentina
Gener Power, Ltd.	Cayman Islands
Global Energy Holdings C.V.	The Netherlands
Global Energy Investments CV
Granbury Power Plant Management Holdco, L.L.C.	Delaware
Guayama P.R. Holdings B.V.	Netherlands
Haddonfield Finance Ltd.	Ireland
Health and Welfare Benefit Plans LLC	Delaware
Hefei Zhongli Energy Company Ltd.	China
Hemphill Power and Light Company	New Hampshire

Hipotecaria San Miguel Limitada de Capital Variable	San Salvador
Hipotecaria Santa Ana Limitada de Capital Variable	El Salvador
Hunan Xiangci - AES Hydro Power Company Ltd.	China
Indianapolis Campus Energy, Inc.	Indiana
Indianapolis Power & Light Company	Indiana
Indimento Inversiones SL	Spain
InterAndes, S.A.	Argentina
Inversiones Cachagua Limitada	Chile
Inversiones CYC Limitada	Chile
INVERSIONES NUEVA VENTANAS S.A.	Chile
Inversiones OEA Limitada	Chile
Inversiones Termoenergia de Chile Ltda.	Chile
Inversiones Zappallar Limitada	Chile

Inversora AES Americas Holdings Espana SL	Spain
Inversora AES Americas S.A.	Argentina
Inversora de San Nicolas S.A.	Argentina
IPALCO Enterprises, Inc.	Indiana
IPL Funding Corporation	Indiana
Irtysh Power & Light LLP	Kazakhstan
Itabo Finance, S.A.	Cayman Islands
Jiaozuo (G.P.) Corporation	Cayman Islands
Jiaozuo AES Wang Fang Power Company Limited	China
Jiaozuo Power Partners, L.P.	Cayman Islands
JSC AES Leninogorsk TETS	Kazakhstan
JSC AES Shulbinsk GES	Kazakhstan
JSC AES Sogrinsk TETS	Kazakhstan
JSC AES Ust-Kamenogorsk CHP	Kazakhstan
JSC AES Ust-Kamenogorsk GES	Kazakhstan
JSC Ust-Kamenogorsk Heat Networks	Kazakhstan

Kazincbarcikai Iparteruletfejleszt Kft.	Hungary
Kilcormac Trading Limited	Cyprus
Kilroot Electric Limited	Cayman Islands
KMR Acquisition Co. LLC	Delaware
KMR Power (Bermuda) Ltd.	Bermuda
KMR Power International Capital Corporation	Cayman Islands
La Plata I Empreendimentos Ltda.	Brazil
La Plata II Empreendimentos Ltda.	Brazil
La Plata II, Ltd.	Delaware
La Plata III, Ltd.	Delaware
La Plata Partners, L.P.	Delaware
Lake Benton Holdings LLC	Delaware
Lake Benton Power Associates LLC	Delaware

Lake Benton Power Partners L.L.C.	Delaware
Lake Worth Generation, LLC	Delaware
Luz del Plata S.A.	Argentina
LW Generation Corporation	Delaware
Magnicon BV	The Netherlands
Maikuben-Coal LLP	Kazakhstan
Maikuben-Electric LLP	Kazakhstan
Maikuben-Mine LLP	Kazakhstan
Maikuben-West LLP	Kazakhstan
Maley Ltd.	Cayman Islands
Marble River Holdings, LLC	Delaware
Marble River Landholdings LLC	Delaware

Marble River LLC	Delaware
Mercury Cayman Co. I, Ltd.	Cayman Islands
Mercury Cayman Co. II, Ltd.	Cayman Islands
Mercury Cayman Holdco, Ltd.	Cayman Islands
Metropolitana Overseas II, Ltd.	Cayman Islands
Mid-America Capital Resources, Inc.	Indiana
Mid-America Energy Resources, Inc.	Indiana
Mid-Atlantic Express Holdings, L.L.C.	Delaware
Mid-Atlantic Express, L.L.C.	Delaware
Mountain Minerals, LLC	Delaware
Mountain View Power Partners IV, LLC	Delaware
New Caribbean Investments S.A.	Cayman Islands

Nigen Supply Limited	United Kingdom
Norgener S.A.	Chile
North Rim Wind, LLC	Delaware
Nuncia Investments BV	The Netherlands
Nurenergoservice LLP	Kazakhstan
Ocean LNG Holdings, Ltd.	Cayman Islands
Open Joint Stock Company Ust-Kamenogorsk TETS	Kazakhstan
Orissa Power Generation Corporation Limited	India
ORU Ekibastuz LLP	Kazakhstan
Placerita Oil Co., Inc.	Delaware
Pleasantville Participacoes Ltda.	Brazil
Prasentia, LLC	California
Profilaktoriy Shulbinsky LLP	Kazakhstan
Ras Laffan Power Company Limited	Qatar
Remittance Processing Services, LLC	Indiana
Riverside Canal Power Company	California
Sagebrush Partner Eighteen, Inc.	California

Sagebrusth Partner Seventeen, Inc.	California
San Francisco Energy Company, L.P.	Delaware
San Jacinto Power Company	Nevada
SeaWest Asset Management Services, LLC	California
SeaWest Consulting, LLC	California
SeaWest Energy Project Associates, LLC	Delaware
SeaWest Holdings, Inc.	California
SeaWest Northwest Asset Holdings, LLC	Delaware
SeaWest Power Resources, LLC	California
SeaWest Properties, LLC	California
SeaWest Wyoming, LLC	Delaware
Semipalatinsk Power & Light LLP	Kazakhstan
Shazia S.R.L.	Argentina
Shygysenergotrade LLP	Kazakhstan
Sino-American Energy, Inc.	British Virgin Islands
Siram Investments BV
Sithe Latin America Holdings, LTD	Cayman Islands
Sithe PardoHoldings LTD	Cayman Islands
Sithe Tamuin Energy Services II S. de R.L. de C.V.	Mexico
Sithe Tamuin Energy Services S. de R.L. de C.V.	Mexico
Sithe Tamuin Investments II S. de R.L. de C.V.	Mexico
Sithe Tamuin Investments S. de R.L. de C.V.	Mexico
Sociedad Electrica Santiago S.A.	Chile
Somerset Railroad Corporation	New York
Southern Electric Brazil Participacoes, Ltda.	Brazil
St Lawrence Windpower, LLC	Delaware
Star Natural Gas Company	Delaware

Store Heat and Produce Energy, Inc.	Indiana
Storm Lake II Holdings LLC	Delaware
Storm Lake II Power Associates LLC	Delaware
Storm Lake Power Partners II LLC	Delaware
T&T Power Holdings I, SRL	Barbados
T&T Power Holdings II, Ltd.	Cayman Islands
Tamuin Development Services S. de R.L. de C.V.	Mexico
Tamuin Energy Management Services II, INC	Delaware
Tamuin Energy Management Services, INC	Delaware
Tamuin Holdings A, LLC	Delaware
Tamuin Holdings II, LLC	Delaware
Tamuin Holdings III, LLC	Delaware
Tamuin Holdings, LLC	Delaware
Tau Power BV	The Netherlands
TD Communications Holdings	Cayman Islands
Tecumseh Coal Corporation	Missouri
TEG/TEP Management, LLC	Delaware
TermoAndes S.A.	Argentina
Termoelectrica del Golfo, S. de R.L. de C.V.	Mexico
Termoelectrica Penoles, S. de R.L. de C.V.	Mexico
Terneuzen Cogen B.V.	The Netherlands
The AES Barry Foundation	United Kingdom
Thermendota, Inc.	California
Thermo Fuels Company, Inc.	California
Totem Power, LLC	Colorado
Trinidad Generation Unlimited	Trinidad
Vant Communications Ltda.	Brazil
VPI Enterprises, Inc.	California

WE (Dunan) Ltd.	United Kingdom
WE (Dunan) Holdings Ltd	United Kingdom
WE (Earlshaugh) Ltd.	United Kingdom
WE (Earlshaugh) Holdings Ltd	United Kingdom
WE (Forse) Ltd.	United Kingdom
WE (Forse) Holdings Ltd	United Kingdom
WE (Glencalvie) Ltd.	United Kingdom
WE (Glencalvie) Holdings Ltd	United Kingdom
WE (Hanna) Ltd.	United Kingdom
WE (Hanna) Holdings Ltd	United Kingdom
WE (Hearthstanes) Ltd.	United Kingdom
WE (Hearthstanes) Holdings Ltd	United Kingdom
WE (Newfield) Ltd.	United Kingdom
WE (Newfield) Holdings Ltd	United Kingdom
WE (North Rhins) Ltd.	United Kingdom
WE (North Rhins) Holdings Ltd	United Kingdom
WE (Services) Ltd.	United Kingdom
WE (Services) Holdings Ltd	United Kingdom
WE (South Uist) Ltd.	United Kingdom
WE (South Uist) Holdings Ltd	United Kingdom
WE (Taobh Dubh) Ltd.	United Kingdom
WE (Toabh Dubh) Holdings Ltd	United Kingdom
West Hill Windpower LLC	Delaware
Wildwood Funding, Ltd.	Cayman Islands
Wildwood I, Ltd.	Cayman Islands
Wildwood II, Ltd.	Cayman Islands

Wildwood Trust	Cayman Islands
Wind Energy (Dunan) Limited	United Kingdom
Wind Energy (Earlshaugh) Limited	United Kingdom
Wind Energy (Forse) Limited	United Kingdom
Wind Energy (Glencalvie) Limited	United Kingdom
Wind Energy (Hanna) Limited	United Kingdom
Wind Energy (Hearthstanes) Limited	United Kingdom
Wind Energy (Newfield) Limited	United Kingdom
Wind Energy (North Rhins) Limited	United Kingdom
Wind Energy (Services) Limited	United Kingdom
Wind Energy (South Uist) Limited	United Kingdom
Wind Energy (Taobh Dubh) Limited	United Kingdom
Wuhu Shaoda Electric Power Development Co. Ltd.	China
Yangcheng International Power Generating Co. Ltd.	China
Yangchun Fuyang Diesel Engine Power Co. Ltd.	China
Zarnowicka Elektrownia Gazowa Sp.zo.o.	Poland

AES Argentina Holdings S.C.A	Uruguay
AES Barka SAOC	Oman
AES Bocas Del Toro Hydro, SA	Panama
AES Changuinola, SA	Panama
AES CLESA Electricidad S.A. de CV	El Salvador
AES Com Sul Ltda.	Brazil
AES Dominicana Energia Finance S.A.	Cayman Islands
AES El Salvador SA de CV	El Salvador
AES Khanya Port Elizabeth (Proprietary) Limited	Republic of South Africa
AES Oasis Mauritius, Inc.	Mauritius
AES Pampa Energy, SA	Argentina
AES Parana Uruguay S.R.L	Uruguay
AES Wapiti Energy Corporation	Canada
CDEC SIC Ltda.	Chile
CDEC SING Ltda.	Chile
CJSC AES Kyivoblenergo	Ukraine
Companhia de Brasiliana de Energia	Brazil
Eastern Kazakhstan Regional Electricity Company Closed Joint Stock Company	Kazakhstan
Elsta BV	The Netherlands
Emerging Energy Investments and Holdings BV	The Netherlands
Empresa Salvadorana de Energia S.A. de C.V.	El Salvador
Energy Trade and Finance Corporation (ETFC)	Cayman Islands
Gener Blue Water, Ltd	Cayman Islands
Inv. Termoenergia Chile Ltda.	Chile
SHHPPS, LLP	Kazakhstan
UKHPPS LLP	Kazakhstan

(1) This list omits certain subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.